TERMINATION, RELEASE AND ENHANCEMENT
                LETTER OF CREDIT DOCUMENTS CONTINUATION AGREEMENT

      TERMINATION, RELEASE AND ENHANCEMENT LETTER OF CREDIT DOCUMENTS CONTINUATION AGREEMENT, dated June 23, 1997 (this "Agreement"), by and between HELLER FINANCIAL, INC., in its individual capacity ("Heller") and as agent (in such capacity, the "Agent") for the Lenders that are a party to the Credit Agreement referred to below, ROLLER BEARING COMPANY OF AMERICA, INC. ("RBC") and INDUSTRIAL TECTONICS BEARING CORPORATION ("ITB" and, together with RBC, collectively referred to herein as the "Borrowers" and individually as a "Borrower"). Capitalized terms used herein without being defined herein shall have the respective meanings provided therefor in the Credit Agreement referred to below.

                                   WITNESSETH:

      WHEREAS, the Borrowers, the Agent and certain financial institutions (collectively, the "Lenders") are parties to a Second Amended and Restated Credit Agreement, dated as of September 22, 1995 (as amended to the date hereof, the "Credit Agreement"), whereby the Lenders have made Loans and other financial accommodations available to the Borrowers;

      WHEREAS, the Loans and other financial accommodations made available by the Lenders to the Borrowers are secured by all of the assets of the Borrowers and of the Borrowers' Subsidiaries identified in the Security Documents, all of such Security Documents being set forth on Schedule 1 hereto;

      WHEREAS, an Irrevocable Transferable Letter of Credit dated September 7, 1994 in the face amount of $10,853,904.11 (the "Enhancement Letter of Credit") was issued by Heller to Mark Twain Bank, as trustee (the "Trustee") under two Trust Indentures, each dated as of September 1, 1994, and each between the South Carolina Jobs - Economic Development Authority and the Trustee (the "Indentures"), pursuant to the terms of a Letter of Credit Agreement dated September 1, 1994 between RBC and Heller, as amended by a First Amendment to Letter of Credit Agreement dated November 16, 1995 and a Second Amendment to Letter of Credit Agreement of even date herewith (as so amended, the "Letter of Credit Agreement");

      WHEREAS, RBC's obligations to Heller under the Letter of Credit Agreement are secured by a lien and security interest in RBC's interest in the "Trust Estate" (as defined in the Indentures) and in the "Funds Collateral" (as defined in the Letter of Credit Agreement);

      WHEREAS, RBC's obligations to Heller under the Letter of Credit Agreement are further secured pursuant to the terms of the Pledge and Security Agreement dated September 1, 1994 among RBC, Heller and the Trustee (the "Letter of Credit Pledge Agreement") (the Enhancement Letter of Credit, the Letter of Credit Agreement, the Indentures, the Letter of Credit Pledge Agreement and all other documents, instruments and agreements executed and delivered to or for the benefit of Heller in connection with the Enhancement Letter of Credit are hereinafter collectively referred to as the "Enhancement Letter of Credit Documents").

      WHEREAS, pursuant to this Agreement the Borrowers (i) intend, in accordance with the terms of the Credit Agreement, to (a) terminate the Revolving Loan Commitment and the Term Loan Commitment in full, (b) prepay in full the outstanding principal balance of the Loans, together with all accrued interest thereon, through and including the date hereof, (c) pay all other amounts due and owing to the Agent and the Lenders as of the date hereof under the terms of the Credit Agreement and the other Loan Documents (other than the Enhancement Letter of Credit Documents) (the Loan Documents, other than the Enhancement Letter of Credit Documents, being referred to collectively as the "Credit Agreement Loan Documents"), (d) terminate each Lender Letter of Credit and Risk Participation Agreement and satisfy any outstanding Risk Participation Liability with respect thereto and (e) terminate all security interests in favor of the Agent in the assets of the Borrowers and their Subsidiaries that were granted pursuant to the Credit Agreement Loan Documents, and (ii) shall set forth the terms on which the Enhancement Letter of Credit Documents will remain effective;

      NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

      Section 1. Repayment of Obligations. The Agent hereby acknowledges receipt of payment in immediately available funds of $51,792,614.06, constituting as of the date hereof (a) all the outstanding principal amount of, and interest accrued on, the Loans pursuant to the Credit Agreement, (b) all outstanding Risk Participation Liability and (c) all other amounts due and payable under the Credit Agreement and the other Credit Agreement Loan Documents.

      Section 2. Termination of Credit Agreement Loan Documents. The Agent and the Borrowers hereby acknowledge and agree that the Credit Agreement, the Notes and the other Credit Agreement Loan Documents are hereby terminated in the entirety, except to the extent that the provisions contained therein are by their terms stated to survive such termination. Promptly following the execution and delivery of this Agreement, the Agent agrees to deliver for cancellation to Borrowers each of the Notes identified on Schedule II hereto, which are all of the promissory notes outstanding under the Credit Agreement.

      Section 3. Termination of Commitments. The Agent and the Borrowers acknowledge and agree that the Revolving Loan Commitment and the Term Loan Commitment have been permanently terminated.

      Section 4. Termination of Certain Liens. (a) The Agent hereby irrevocably terminates in the entirety all of its right, title and interest in, to and under the assets, business, properties, contracts and rights of the Borrowers granted, pledged, mortgaged, conveyed, transferred or set over to the Agent as collateral security for the obligations of the Borrowers under the Credit Agreement Loan Documents with the exception of any such property which constitutes collateral for RBC's obligations to Heller under Section 2.13 of the Letter of Credit Agreement;


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

      (b) The Agent hereby delivers to RBC the pledged securities and promissory note identified on Schedule III hereto (and the related stock powers, as applicable).

      (c) the Agent hereby delivers to RBC the Uniform Commercial Code Form UCC-3 termination statements identified on Schedule IV with respect to each Uniform Commercial Code financing statement that was filed pursuant to the documents identified on Schedule I hereto. The Agent authorizes the Borrowers and their agents to file such Uniform Commercial Code Form UCC-3 termination statements in the appropriate jurisdictions.

      (d) The Agent hereby delivers to RBC the mortgage discharges or releases with respect to each of the mortgages identified on Schedule I hereto that were provided pursuant to the Credit Agreement Loan Documents. The Agent authorizes the Borrowers to file such mortgage discharges or release agreements in the appropriate jurisdictions.

      (e) The Agent hereby delivers to RBC the release agreements with respect to all intellectual property collateral security agreements identified on
Schedule I that were provided pursuant to the Credit Agreement Loan Documents. The Agent authorizes the Borrowers and their agents to file such release agreements with the U.S. Patent and Trademark Office and the U.S. Copyright Office.

      Section 5. Termination of Lender Letters of Credit. The Agent and the Borrowers hereby acknowledge that no Lender Letters of Credit or Risk Participation Agreements are issued and outstanding on the date hereof.

      Section 6. Further Assurances. The Agent hereby agrees to execute and deliver to or on behalf the Borrowers, at the expense of the Borrowers, such other instruments, notices, releases or certificates as any of them may reasonably request from time to time to more fully effectuate the foregoing provision of this Agreement.

      Section 7. Costs and Expenses. The Borrowers agree, jointly and severally, to reimburse the Agent for all of its reasonable costs and expenses (including the reasonable fees and reasonable expenses of legal counsel) incurred in connection with the preparation, execution, delivery, filing, recordation and administration of this Agreement and other documents and instruments to be delivered pursuant hereto.

      Section 8. Enhancement Letter of Credit Documents. Notwithstanding the other terms of this Agreement, the Enhancement Letter of Credit Documents are, and shall continue to be, in full force and effect in accordance with their terms from and after the termination of the Credit Agreement Loan Documents.

      Section 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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

      Section 10. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement taken together will be deemed to be but one and the same instrument.


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

      IN WITNESS WHEREOF, the Agent and the Borrowers have caused this Agreement to be duly executed by their respective duly authorized officers as of the date and year first above written.

                                       HELLER FINANCIAL, INC.,
                                         individually and as Agent

                                       By: /s/ Robert [ILLEGIBLE]
                                           -------------------------------------

                                              Name:  Robert [ILLEGIBLE]

                                              Title: AVP

                                       ROLLER BEARING COMPANY OF
                                       AMERICA, INC.

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------

                                              Name:
                                                   -----------------------------

                                              Title:
                                                    ----------------------------

                                       INDUSTRIAL TECTONICS BEARING
                                       CORPORATION

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------

                                              Name:
                                                   -----------------------------

                                              Title:
                                                    ----------------------------


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

                                                                      Schedule I

                               Security Documents

1. Holdings Guaranty dated March 31, 1992 by Roller Bearing Holding Company, Inc. ("Holding") in favor of Heller Financial, Inc., as agent ("Agent").

2.    Holdings Pledge Agreement dated March 31, 1992 by Holding in favor of
      Agent.

3. Company Guaranty dated March 31, 1992 by Roller Bearing Company of America, Inc. ("Company") in favor of Agent.

4.    Company Security Agreement dated March 31, 1992 by Company in favor of
      Agent.

5.    Patent Security Agreement dated March 31, 1992 by Company in favor of
      Agent.

6.    Trademark Security Agreement dated March 31, 1992 by Company in favor of
      Agent.

7.    Company Pledge Agreement dated March 31, 1992 by Company in favor of
      Agent.

8. Subsidiary Guaranty dated March 31, 1992 by Industrial Tectonics Bearing Corporation ("ITBC") in favor of Agent.

9.    Subsidiary Security Agreement dated March 31, 1992 by ITBC in favor of
      Agent.

10.   Patent Security Agreement dated March 31, 1992 by ITBC in favor of Agent.

11.   Trademark Security Agreement dated March 31, 1992 by ITBC in favor of
      Agent.

12. Subsidiary Guaranty dated October 26, 1992 by RBC Transport Dynamics Corporation ("RBC") in favor of Agent.

13.   Subsidiary Security Agreement dated October 26, 1992 by REC in favor of
      Agent.

14.   Copyright Security Agreement dated October 26, 1992 by RBC in favor of
      Agent.

15.   Trademark Security Agreement dated October 26, 1992 by RBC in favor of
      Agent.

16.   Patent Security Agreement dated October 26, 1992 by RBC in favor of Agent.

17. Mortgage, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing dated March 31, 1992 by Company in favor of Agent (Darlington County, South Carolina).

18. Assignment of Leases and Rents dated March 31, 1992 by Company in favor of Agent Darlington County, South Carolina).

19. Deed of Trust, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing dated March 31, 1992 by ITBC in favor of Chicago Title Insurance Company, as Trustee for the benefit of Agent (Los Angeles County, California).

20. Trademark Security Agreement dated August 12, 1993 by Company in favor of Agent.

21.   Patent Security Agreement dated August 12, 1993 by Company in favor of
      Agent.

22. Open-End Mortgage Deed (Fee) dated June 28, 1996 by Company in favor of Agent (Fairfield, Connecticut).


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

23. Deed of Trust with Assignment of Rents dated February 20, 1996 by Company in favor of Chicago Title Company, as Trustee for the benefit of Agent (Santa Ana - Orange County, California).

24. Collateral Assignment of Lessee's Interest in Lease dated October 30, 1996 by BPP Acquisition Corporation, Inc. in favor of Agent.

25.   Pledge Agreement dated October 30, 1996 by Company in favor of Agent.

26. Continuing Subsidiary Guaranty dated October 30, 1996 by Company and BPP Acquisition Corporation ("BPP").

27.   Subsidiary Security Agreement dated October 30, 1996 by BPP in favor of
      Agent.

28.   Trademark Security Agreement dated October 30, 1996 by BPP in favor of
      Agent.

29.   Patent Security Agreement dated October 30, 1996 by BPP in favor of Agent.

30.   Copyright Security Agreement dated October 30, 1996 by BPP in favor of
      Agent.

31. Assignment of Lien Escrow Agreement dated October 30, 1996 by BPP, Company and Agent.

32. Subsidiary Security Agreement dated February 27, 1997 by RBC Nice Bearings, Inc. ("Nice") in favor of Agent.

33. Continuing Subsidiary Guaranty dated February 27, 1997 by Nice in favor of Agent.

34.   Pledge Agreement dated February 27, 1997 by Company in favor of Agent.

35. Collateral Assignment dated February 27, 1997 by Nice and Company in favor of Agent.

36. Trademark Security Agreement dated February 27, 1997 by Nice in favor of Agent.

37. Copyright Security Agreement dated February 27, 1997 by Nice in favor of Agent.

38.   Patent Security Agreement dated February 27, 1997 by Nice in favor of
      Agent.


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

                                                                     Schedule II

                                      Notes

            Lender                              Loan                Amount
            ------                              ----                ------

Bank of Scotland                               Term A            $ 3,428,571

Bank of Scotland                               Revolver            8,571,429

The First National Bank of Boston              Term A              1,996,160

The First National Bank of Boston              Term B              1,659,308

The First National Bank of Boston              Revolver            4,990,399

National Westminster Bank, PLC                 Term A              1,996,160

National Westminster Bank, PLC                 Term B              1,659,308

National Westminster Bank, PLC                 Revolver            4,990,399

Union Bank                                     Term A              1,857,143

Union Bank                                     Revolver            4,642,857

Massachusetts Mutual Life Insurance            Term A              1,250,000
Company

Massachusetts Mutual Life Insurance            Term B              3,750,000
Company

Massachusetts Mutual Life Insurance            Revolver            1,000,000
Company

Wells Fargo Bank, N.A.                         Term A              1,996,160

Wells Fargo Bank, N.A.                         Term B              1,659,308

Wells Fargo Bank, N.A.                         Revolver            4,990,399

Heller Financial, Inc.                         Term A              2,225,806

Heller Financial, Inc.                         Term B                822,077

Heller Financial, Inc.                         Revolver            9,814,516


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

                                                                    Schedule III

                           Pledged Securities and Note

                                                                                             No. of
                Issuer                                  Holder               Certificate     Shares
                ------                                  ------               -----------     ------
Industrial Tectonics Bearings Corporation   Roller Bearing Holding Company,       1            100
                                            Inc.

Roller Bearing Company of America, Inc.     Roller Bearing Holding Company,      A-13          100
                                            Inc.

RBC Transport Dynamics Corporation          Roller Bearing Holding Company,       1            100
                                            Inc.

BPP Acquisition Corporation                 Roller Bearing Holding Company,       1             10
                                            Inc.

RBC Nice Bearing, Inc.                      Roller Bearing Holding Company,       1             10
                                            Inc.


$3,435,662.50 Subordinated Promissory Note of Roller Bearing Company of America, Inc. dated March 31, 1992 payable to the order of Industrial Tectonics Bearings Corporation.


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

                                                                     Schedule IV

                           UCC Termination Statements

                              see attached schedule


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